Exhibit 99.1

CONSULTING SERVICES AGREEMENT

This Consulting Services Agreement (the “Agreement”), dated as of January 1, 2013 (the “Effective Date”), is entered into by and between China Jo-Jo Drugstores, Inc. (the “Company”), a Nevada corporation having its principal executive office at Room 507-513, 5th Floor, A Building, Meidu Plaza Gongshu District, Hangzhou, Zhejiang Province People’s Republic of China, and Worldwide Officers, Inc., a California corporation having its principal place of business at 6571 Morningside Drive  Huntington Beach, California  92648 (“Consultant”).

1.
Engagement of Consultant.  The Company hereby engages Consultant to provide accounting and business services (the “Services”) to the Company on an “as needed” basis not to exceed eighty (80) hours in the aggregate (the “Maximum Hours”) during the Term (as defined in Section 4 below).  If at any time Consultant determines that the performance of any Services will require Consultant to expend time in excess of the Maximum Hours, Consultant shall immediately notify the Company and shall perform such Services upon such mutually agreed terms to be negotiated by the parties.  If Consultant expends less than the Maximum Hours during the Term, any such unused portion shall be noncumulative and shall be deemed earned by Consultant.

2.	Scope of the Services. The scope of the Services shall be defined and governed as follows:

a.
The Company hereby acknowledges and agrees that while the principal of Consultant is a Certified Public Accountant and a licensed attorney, the Company is not engaging Consultant in such capacities and the Services shall exclude any in the nature relating thereto.

b.
Consultant shall perform the Services in a commercially reasonable manner and to the best of its ability; provided, however, Consultant shall have no liability to the Company for any loss, liability, cost or expense suffered or incurred by the Company as a result of any act or omission by Consultant, unless such act or omission is due to the gross negligence or willful misconduct of Consultant.

c.
Consultant agrees that all research records, diagrams/drawings, photos/film, documents, technical data, formulae, processes, software, methods of manufacture, inventions and improvements and like, all list of customers, records of customer requirements and usage, pricing and other information concerning the business of the Company or its affiliates, whether prepared by Consultant, or coming into its possession in the course of performing any Services (all of the forgoing hereinafter referred to as “Proprietary Information”), are Company property.  Consultant will maintain all Proprietary Information in confidence and will not, directly or indirectly, disclose or use, either during or after the Term, any Proprietary Information, whether or not it is in written or permanent form, except to the extent necessary to perform the Services.  Upon termination of this Agreement, or at the request of the Company at any time, Consultant shall deliver to the Company all Proprietary Information in Consultant’s possession.  Consultant further acknowledges and agrees that any material or work product created or developed by Consultant pursuant to this Agreement in connection with the Services and all the elements thereof furnished by the Company hereunder will be created within the scope of Consultant’s engagement by the Company and, accordingly, the parties expressly agree that, immediately upon creation thereof, said materials and work are, and shall be, considered the Company’s sole and exclusive property for purposes of intellectual property rights and that the Company is, and shall be considered, the author of said materials and work product for all purposes.  If, for any reason, it should be determined that such materials and work product are not work made for hire, then this Agreement shall be deemed an assignment by Consultant to the Company of all such rights.

3.	Consulting Fee. In exchange for the Services, the Company agrees to pay Consultant $12,000 as consulting fee (the “Fee”) as follows:

Invoice Date	Amount
January 1, 2013	$6,000
July 1, 2013	$6,000
Total:	$12,000

Consultant shall issue an invoice to the Company on each Invoice Date, and the Company shall make payment within five (5) business days upon presentation thereof.  In addition to the Fee, the Company shall reimburse Consultant for all reasonable expenses incurred by Consultant in connection with the Services, provided that any such expense has been approved by the Chief Executive Officer or Chief Financial Officer of the Company prior to its incurrence.

4.
Term and Termination.  The term of this Agreement shall commence on the Effective Date and terminate on January 1, 2014 unless sooner terminated or otherwise extended upon mutually agreed terms to be negotiated by the parties.

5.
Consultant’s Representations and Covenants.  Consultant has the qualifications and ability to perform the Services, and shall do so professionally Consultant has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations hereunder.  The execution and delivery of the Agreement by Consultant has been duly authorized by all necessary action on the part of Consultant and no further action is required by Consultant, its board of directors or stockholders in connection therewith.  The Agreement has been (or upon delivery will have been) duly executed by Consultant and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of Consultant enforceable against Consultant in accordance with its terms.

6.
Independent Contractor Relationship.  It is the intent and purpose of this Agreement that Consultant shall at all times be an independent contractor of the Company and nothing contained herein shall be construed to create or establish the relationship of employer and employee, principal and agent, joint venture, or partner between the Company and Consultant.  Consultant shall have no authority to assume or create any obligation or liability in the name of, or on behalf of, the Company or subject or bind the Company to any obligation or liability.  Consultant shall be solely liable for any state and federal payroll taxes in connection with this Agreement.

7.	Miscellaneous.

a.
This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and neither party has relied upon any representation, warranty or promise not contained herein.

b.	No failure by either party to insist upon the strict performance of any term or provision of this Agreement shall constitute a waiver thereof on that or any subsequent occasion.

c.	This Agreement may be amended, and any term or provision hereof may be waived, only in a writing signed by the party charged with such amendment or waiver.

d.
In the event of any litigation between the parties with respect to this Agreement or the performance of either party hereunder, the prevailing party shall be entitled to recover, in addition to any other relief awarded by the court, its reasonable attorneys’ fees and other costs of preparing for and participating in the litigation.

e.
All questions concerning the construction, validity, enforcement and interpretation of the Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement shall be commenced exclusively in the state and federal courts sitting in the County of Los Angeles, California.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of Los Angeles, California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement).  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.

f.
If any term, provision, condition or covenant to this Agreement or its application to any party or circumstance shall be held, to any extent, invalid or unenforceable, then the remainder of this Agreement, or the application of such term, provision, condition or covenant to any party or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be effected and shall be valid and enforceable to the fullest extent permitted by law.

g.	Each of the covenants, agreements and representations contained in this Agreement shall survive the execution of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has executed the Agreement as of the Effective Date.

The Company:	Consultant:
China Jo-Jo Drugstores, Inc.	Worldwide Officers, Inc.

/s/ Lei Liu	/s/ Bennet P. Tchaikovsky
Lei Liu	Bennet P. Tchaikovsky
Chief Executive Officer	Chief Executive Officer